Exhibit 10.43

AMENDMENT NO. 2

TO

SERVICES AGREEMENT

This Amendment No. 2 (“Amendment”), dated as of October 29, 2010, modifies the Services Agreement (the “Agreement”) dated September 30, 2008, as amended December 30, 2009, between R. R. Donnelley & Sons Company (“RR Donnelley” or “RRD”), a Delaware corporation, having its principal place of business at 111 South Wacker Drive, Chicago, IL 60606, and EDGAR Online, Inc. (“EOL”), a Delaware corporation, having its principal place of business at 50 Washington Street, 11th Floor, Norwalk, CT 08654, as follows:

1.	This Amendment hereby incorporates and amends the above-referenced Agreement (which also includes any amendments thereto in effect on the effective date of this Amendment). The Agreement shall remain in effect and unchanged except to the extent provided in this Amendment. In case of any conflict between a provision(s) of the Agreement and a provision(s) of this Amendment, the latter shall control with regard to the subject matter set forth herein.

2.	All terms defined in the Agreement shall have the same meaning when used in this Amendment.

3.	Effective November 1, 2010, the Agreement is hereby renewed for Year Three and the parties waive their rights to terminate the Agreement pursuant to Sections 5(a) and 10(h) thereof.

4.	Effective January 1, 2011, Exhibit A to the Agreement is replaced with the version attached hereto

5.	Effective November 1, 2010, Section 2. “Term of the Agreement” is stricken in its entirety and replaced with the following language:

2.	TERM

This Agreement shall commence on the Effective Date and shall continue in full force and effect, notwithstanding Section 5(a) of the Agreement, until December 31, 2011 (the “Initial Term”). Unless earlier terminated, or unless RRD provides EOL written notice of its intent to renew this Agreement by September 30, 2011, this Agreement will end on December 31, 2011. If RRD provides EOL written notice of renewal, this Agreement will continue in effect until December 31, 2012.

6.	Section 10(j), entitled “Termination by Non-Renewal” shall be removed effective November 1, 2010.

7.	Except as expressly amended herein, the Agreement shall continue in full force and effect in accordance with its terms, without any waiver, amendment or other modification of any provision thereof.

IN WITNESS WHEREOF, the parties have executed this Amendment through their duly authorized representatives the day and year first above written.

R. R. DONNELLEY & SONS COMPANY	EDGAR ONLINE, INC.

/s/ Craig D Clay	/s/ John M. Connolly
(Signature)	(Signature)

Craig D Clay	John M. Connolly
(Name — typed or printed)	(Name — typed or printed)

EVP	Interim CEO
(Title)	(Title)

EXHIBIT A

[The confidential material contained herein has

been omitted and has been separately filed with the Commission.]